RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(THE “TRUST”)

SUPPLEMENT DATED SEPTEMBER 22, 2015

TO THE

PROSPECTUS DATED MARCH 1, 2015,

(as amended through September 16, 2015)

RX TRADITIONAL ALLOCATION FUND (formerly the Rx MAR Tactical Aggressive Growth Fund) (Tickers: FMSQX; RXAAX; FMTSX)

This supplement to the Prospectus, dated March 1, 2015, as amended through September 16, 2015, updates certain information with respect to the Rx Traditional Allocation Fund (the “Fund”), a series of the Trust. At a meeting of the Board of Trustees held on September 18, 2015, RiskX Investments, LLC, the adviser to the Fund, recommended to the Board, an amendment to the current Expense Limitation Agreement dated August 4, 2015 (the “Amendment”), whereby the expense limitation rates for the Fund would be lowered to 0.94%, 1.32% and 1.94% until March 1, 2017 for the Institutional Class shares, Class A shares and Class C shares, respectively, and the Trustees approved such Amendment. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses.

Effective September 22, 2015, the expense limitation ratios for the Fund have changed as discussed above and certain information in the Fund’s Prospectus has changed as follows:

In the Summary section of the Rx Traditional Allocation Fund, the expense table and expense example are replaced in their entirety with the following:

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	0.38%	1.00%
Other Expenses(2)	4.38%	4.38%	4.38%
Acquired Fund Fees and Expenses(2)	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	5.43%	5.81%	6.43%
Fee Waivers and Expense Reimbursements(3)	-4.34%	-4.34%	-4.34%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(3)	1.09%	1.47%	2.09%

(1)    Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)    Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(3)    RiskX Investments, LLC (“RiskX Investments” or the “Adviser”), formerly American Independence Financial Services, LLC, has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2017 in order to keep the Total Annual Fund Operating Expenses to 0.94%, 1.32% and 1.94% of the Fund’s average net assets for Institutional Class Shares, Class A Shares and Class C Shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation.  The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Institutional Class Shares	$111	$1,235
Class A Shares	$716	$1,841
Class C Shares	$315	$1,517

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE